UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  November 12, 2025

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-36518	XPLR INFRASTRUCTURE, LP	30-0818558
700 Universe Boulevard
Juno Beach, Florida 33408
(561) 694-4000

State or other jurisdiction of incorporation or organization:  Delaware

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Units	XIFR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On November 12, 2025, in connection with the private offering discussed in Item 8.01 of this current report on Form 8-K, members of XPLR Infrastructure, LP's (XPLR) senior management team plan to discuss, among other things, XPLR's pro forma adjusted EBITDA, free cash flow before growth (FCFBG) and HoldCo cash available for debt service (CADS) for the trailing twelve months ended September 30, 2025 which illustrate the effect of the September 22, 2025 sale of XPLR's investment in natural gas pipeline assets in Pennsylvania. Furthermore, XPLR expects to restart earnings calls in 2026, beginning with the financial results for the fourth quarter of 2025 which earnings call is expected to be held in February of 2026. The reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is attached as Exhibit 99.2.

Also on November 12, 2025, XPLR issued a press release announcing the launch of a cash tender offer by its direct subsidiary, XPLR Infrastructure Operating Partners, LP (XPLR OpCo) for any and all of XPLR OpCo’s outstanding 3.875% senior notes due 2026. A copy of the press release is attached as Exhibit 99.3 and incorporated herein by reference.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On November 12, 2025, XPLR issued a press release announcing the offering of $750 million in aggregate principal amount of XPLR OpCo's senior unsecured notes due in 2034, in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits.

Exhibit Number	Description
99.1	XPLR Infrastructure, LP News Release dated November 12, 2025 (announcing XPLR OpCo senior notes offering)
99.2
Reconciliation of net loss to adjusted EBITDA and free cash flow before growth (FCFBG) and Holdco cash available for debt service (CADS) for the trailing twelve months ended September 30, 2025 as adjusted

99.3	XPLR Infrastructure, LP News Release dated November 12, 2025 (announcing XPLR OpCo cash tender offer)
101	Interactive data files for this Form 8-K formatted in Inline XBRL
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 12, 2025

XPLR INFRASTRUCTURE, LP
(Registrant)

WILLIAM J. GOUGH
William J. Gough
Controller
(Principal Accounting Officer)